UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  DATE OF EARLIEST EVENT REPORTED: May 23, 2006



                              ATWOOD OCEANICS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)

                         COMMISSION FILE NUMBER 1-13167


                   IRS Employer Identification No. 74-1611874

                           15835 Park Ten Place Drive
                              Houston, Texas, 77084
                    (Address of Principal Executive Offices)

                                 (281) 749-7800
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
            LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 22, 2006, Atwood Oceanics, Inc. ("we", "us", "our", or the "Company") received notice from the New York Stock Exchange ("NYSE") of potential noncompliance with Sections 303A.02(a) and 303A.03 of the Corporate Governance Standards set forth in the NYSE's Listed Company Manual. We have discussed the notice with the NYSE and believe that we are currently in compliance with Sections 303A.02(a) and 303A.03, but have agreed to clarify and reconfirm certain information by filing this current report on Form 8-K.

Our Board of Directors has determined that our President, John R. Irwin, is not an independent director. Our independent directors are Deborah A. Beck, Robert W. Burgess, George S. Dotson, Hans Helmerich, and William J. Morrissey.

We have a specific process for communications between interested parties and either the Board of Directors as a whole or the non-management members of the Board of Directors. The interested party may submit such communications in care of our Secretary, James M. Holland, at the address of our headquarters, which is 15835 Park Ten Place Drive, Suite 200, Houston, Texas 77084. Each written communication intended for the Board of Directors as a whole or the non-management members of the Board of Directors and received by the Secretary, will be promptly forwarded to the specified party.

The interested party may alternatively submit such communications through the MySafeWorkplace system. The MySafeWorkplace system can be contacted via telephone at 1-800-461-9330 or on the internet at www.MySafeWorkplace.com. The interested party should click on the "Incident Type" button and then select "Communicate with non-employee directors".

The communication process is also further detailed on our website, www.atwd.com, along with other of our corporate governance guidelines.

Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATWOOD OCEANICS, INC.
                                              (Registrant)

                                              /s/ James M. Holland
                                              James M. Holland
                                              Senior Vice President
DATE: May 23, 2006


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